Dollars in millions, except per share data
	Three Months Ended			Year Ended December 31,
Summary Financial Data & Key Metrics	December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Results of Operations:
Net interest income	$1,911	$1,990	$802	$6,712	$2,946
Provision for credit losses	249	192	79	1,375	645
Net interest income after provision for credit losses	1,662	1,798	723	5,337	2,301
Noninterest income	543	615	429	12,075	2,136
Noninterest expense	1,492	1,416	760	5,335	3,075
Income before income taxes	713	997	392	12,077	1,362
Income tax expense	199	245	135	611	264
Net income	514	752	257	11,466	1,098
Preferred stock dividends	15	15	14	59	50
Net income available to common stockholders	$499	$737	$243	$11,407	$1,048
Adjusted net income available to common stockholders(1)	$678	$813	$306	$2,548	$1,201
Pre-tax, pre-provision net revenue (PPNR)(1)	$962	$1,189	$471	$13,452	$2,007
Per Share Information:
Diluted earnings per common share (EPS)	$34.33	$50.67	$16.67	$784.51	$67.40
Adjusted diluted earnings per common share (EPS)(1)	46.58	55.92	20.94	175.22	77.24
Book value per common share at period end	1,403.12	1,343.52	605.36
Tangible book value per common share (TBV)(1) at period end	1,357.77	1,297.00	571.89
Key Performance Metrics:
Return on average assets (ROA)	0.95%	1.41%	0.93%	5.90%	1.01%
Adjusted ROA(1)	1.28	1.55	1.15	1.34	1.15
PPNR ROA(1)	1.78	2.23	1.70	6.92	1.84
Adjusted PPNR ROA(1)	2.27	2.48	1.81	2.19	1.64
Return on average common equity (ROE)	9.97	15.20	11.05	66.88	11.15
Adjusted ROE(1)	13.53	16.77	13.89	14.94	12.78
Return on average tangible common equity (ROTCE)(1)	10.32	15.76	11.70	69.50	11.78
Adjusted ROTCE(1)	14.00	17.39	14.71	15.52	13.50
Efficiency ratio	60.80	54.34	61.74	28.40	60.50
Adjusted efficiency ratio(1)	48.00	46.04	54.08	49.33	56.40
Net interest margin (NIM)(2)	3.86	4.07	3.39	3.92	3.16
Select Balance Sheet Items at Period End:
Total investment securities	$29,999	$26,818	$19,369
Total loans and leases	133,302	133,202	70,781
Total operating lease equipment, net	8,746	8,661	8,156
Total deposits	145,854	146,233	89,408
Total borrowings	37,654	37,712	6,645
Loan to deposit ratio	91.39%	91.09%	79.17%
Noninterest-bearing deposits to total deposits	27.29	29.50	27.87
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.74%	15.64%	13.18%
Tier 1 risk-based capital ratio	13.94	13.83	11.06
Common equity Tier 1 ratio	13.36	13.24	10.08
Tier 1 leverage capital ratio	9.83	9.73	8.99
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.73%	0.68%	0.89%
Allowance for loan and lease losses (ALLL) to loans and leases	1.31	1.26	1.30
Net charge-off ratio for the period	0.53	0.53	0.14	0.47	0.12

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation subsequently included in these materials for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impact of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data
	Three Months Ended			Year Ended December 31,
Income Statement (unaudited)	December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Interest income
Interest and fees on loans	$2,391	$2,426	$892	$8,187	$2,953
Interest on investment securities	241	180	92	648	354
Interest on deposits at banks	485	504	56	1,556	106
Total interest income	3,117	3,110	1,040	10,391	3,413
Interest expense
Deposits	865	769	176	2,497	335
Borrowings	341	351	62	1,182	132
Total interest expense	1,206	1,120	238	3,679	467
Net interest income	1,911	1,990	802	6,712	2,946
Provision for credit losses	249	192	79	1,375	645
Net interest income after provision for credit losses	1,662	1,798	723	5,337	2,301
Noninterest income
Rental income on operating lease equipment	252	248	224	971	864
Fee income and other service charges	80	71	43	268	155
Client investment fees	51	52	—	157	—
Wealth management services	48	49	35	188	142
International fees	30	30	3	93	10
Service charges on deposit accounts	44	44	22	156	98
Factoring commissions	22	21	26	82	104
Cardholder services, net	36	41	26	139	102
Merchant services, net	12	12	8	48	35
Insurance commissions	14	13	13	54	47
Realized loss on sale of investment securities available for sale, net	—	(12)	—	(26)	—
Fair value adjustment on marketable equity securities, net	9	(1)	2	(11)	(3)
Bank-owned life insurance	—	1	7	8	32
Gain on sale of leasing equipment, net	2	10	2	20	15
Gain on acquisition	(83)	12	—	9,808	431
Gain on extinguishment of debt	—	—	—	—	7
Other noninterest income	26	24	18	120	97
Total noninterest income	543	615	429	12,075	2,136
Noninterest expense
Depreciation on operating lease equipment	96	95	88	371	345
Maintenance and other operating lease expenses	59	51	47	222	189
Salaries and benefits	714	727	354	2,636	1,408
Net occupancy expense	65	65	48	244	191
Equipment expense	114	117	55	422	216
Professional fees	29	12	11	73	45
Third-party processing fees	65	54	26	203	103
FDIC insurance expense	82	36	5	158	31
Marketing expense	24	22	21	102	53
Acquisition-related expenses	116	121	29	470	231
Intangible asset amortization	17	17	6	57	23
Other noninterest expense	111	99	70	377	240
Total noninterest expense	1,492	1,416	760	5,335	3,075
Income before income taxes	713	997	392	12,077	1,362
Income tax expense	199	245	135	611	264
Net income	$514	$752	$257	$11,466	$1,098
Preferred stock dividends	15	15	14	59	50
Net income available to common stockholders	$499	$737	$243	$11,407	$1,048

Basic earnings per common share	$34.36	$50.71	$16.69	$785.14	$67.47
Diluted earnings per common share	$34.33	$50.67	$16.67	$784.51	$67.40
Weighted average common shares outstanding (basic)	14,528,447	14,528,310	14,590,387	14,527,902	15,531,924
Weighted average common shares outstanding (diluted)	14,539,838	14,539,133	14,607,426	14,539,613	15,549,944

Dollars in millions
Balance Sheet (unaudited)	December 31, 2023	September 30, 2023	December 31, 2022
Assets
Cash and due from banks	$908	$791	$518
Interest-earning deposits at banks	33,609	36,704	5,025
Securities purchased under agreements to resell	473	549	—
Investment in marketable equity securities	84	75	95
Investment securities available for sale	19,936	16,661	8,995
Investment securities held to maturity	9,979	10,082	10,279
Assets held for sale	76	58	60
Loans and leases	133,302	133,202	70,781
Allowance for loan and lease losses	(1,747)	(1,673)	(922)
Loans and leases, net of allowance for loan and lease losses	131,555	131,529	69,859
Operating lease equipment, net	8,746	8,661	8,156
Premises and equipment, net	1,877	1,768	1,456
Goodwill	346	346	346
Other intangible assets	312	329	140
Other assets	5,857	6,212	4,369
Total assets	$213,758	$213,765	$109,298
Liabilities
Deposits:
Noninterest-bearing	$39,799	$43,141	$24,922
Interest-bearing	106,055	103,092	64,486
Total deposits	145,854	146,233	89,408
Credit balances of factoring clients	1,089	1,282	995
Borrowings:
Short-term borrowings	485	453	2,186
Long-term borrowings	37,169	37,259	4,459
Total borrowings	37,654	37,712	6,645
Other liabilities	7,906	8,149	2,588
Total liabilities	$192,503	$193,376	$99,636
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	14	14	14
Class B - $1 par value	1	1	1
Additional paid in capital	4,108	4,106	4,109
Retained earnings	16,742	16,267	5,392
Accumulated other comprehensive loss	(491)	(880)	(735)
Total stockholders’ equity	21,255	20,389	9,662
Total liabilities and stockholders’ equity	$213,758	$213,765	$109,298

Dollars in millions, except share per share data
Notable Items (1)	Three Months Ended			Year Ended December 31,
	December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Noninterest income
Rental income on operating lease equipment (2)	$(155)	$(146)	$(135)	$(593)	$(534)
Realized loss on sale of investment securities available for sale, net	—	12	—	26	—
Fair value adjustment on marketable equity securities, net	(9)	1	(2)	11	3
Gain on sale of leasing equipment, net	(2)	(10)	(2)	(20)	(15)
Gain on acquisition	83	(12)	—	(9,808)	(431)
Gain on extinguishment of debt	—	—	—	—	(7)
Other noninterest income (3)	(5)	8	—	3	(11)
Impact of notable items on adjusted noninterest income	$(88)	$(147)	$(139)	$(10,381)	$(995)
Noninterest expense
Depreciation on operating lease equipment (2)	(96)	(95)	(88)	(371)	(345)
Maintenance and other operating lease equipment expense (2)	(59)	(51)	(47)	(222)	(189)
Professional fees (4)	(5)	—	—	(5)	—
FDIC insurance special assessment	(64)	—	—	(64)	—
Acquisition-related expenses	(116)	(121)	(29)	(470)	(231)
Intangible asset amortization	(17)	(17)	(6)	(57)	(23)
Other noninterest expense (5)	—	—	—	—	18
Impact of notable items on adjusted noninterest expense	$(357)	$(284)	$(170)	$(1,189)	$(770)

Day 2 provision for loan and lease losses and off-balance sheet exposure	$—	$—	$—	$(716)	$(513)
Benefit for credit losses on investment securities available for sale	—	3	—	—	—
Impact of notable items on adjusted provision for credit losses	$—	$3	$—	$(716)	$(513)
Impact of notable items on adjusted pre-tax income	$269	$134	$31	$(8,476)	$288
Income tax impact (6)	90	58	(32)	383	135
Impact of notable items on adjusted net income	$179	$76	$63	$(8,859)	$153
Impact of notable items on adjusted diluted EPS	$12.25	$5.25	$4.27	$(609.29)	$9.84

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (Non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (Non-GAAP) to analyze the Company’s performance. Refer to subsequent pages of this financial supplement for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are reclassified from noninterest expense to a reduction of rental income on operating lease equipment. There is no net impact to earnings for this notable item as adjusted noninterest income and expense are reduced by the same amount. Adjusted rental income on operating lease equipment (Non-GAAP) is net of depreciation and maintenance expense for operating lease equipment. Management believes this measure enhances comparability to banking peers, primarily due to the extent of our rail and other equipment rental activities. Refer to subsequent pages of this financial supplement for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measure.
(3) Notable items included in other noninterest income consist of a gain on sale of insurance accounts in 4Q23 and a measurement period adjustment related to FX translation in 3Q23. YTD22 notable items consist of a railcar lease settlement and a gain on sale of the corporate jet.
(4) Professional fees related to other integration.
(5) Notable items included in other noninterest expense consist of an impairment on corporate real estate and the termination of legacy CIT post-retirement plans in YTD22.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	Three Months Ended			Year Ended December 31,
	December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Interest income	$3,117	$3,110	$1,040	$10,391	$3,413
Interest expense	1,206	1,120	238	3,679	467
Net interest income	1,911	1,990	802	6,712	2,946
Provision for credit losses	249	195	79	659	132
Net interest income after provision for credit losses	1,662	1,795	723	6,053	2,814
Noninterest income	455	468	290	1,694	1,141
Noninterest expense	1,135	1,132	590	4,146	2,305
Income before income taxes	982	1,131	423	3,601	1,650
Income tax expense	289	303	103	994	399
Net income	$693	$828	$320	$2,607	$1,251
Preferred stock dividends	15	15	14	59	50
Net income available to common stockholders	$678	$813	$306	$2,548	$1,201

Basic earnings per common share	$46.62	$55.96	$20.97	$175.37	$77.33
Diluted earnings per common share	46.58	55.92	20.94	175.22	77.24
Weighted average common shares outstanding (basic)	14,528,447	14,528,310	14,590,387	14,527,902	15,531,924
Weighted average common shares outstanding (diluted)	14,539,838	14,539,133	14,607,426	14,539,613	15,549,944
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (Non-GAAP) exclude the impacts of notable items. Refer to the Non-GAAP reconciliation table(s) at the end of this financial supplement for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	December 31, 2023	September 30, 2023	December 31, 2022
Loans and Leases by Class
Commercial
Commercial construction	$3,465	$3,382	$2,804
Owner-occupied commercial mortgages	15,567	15,230	14,473
Non-owner-occupied commercial mortgages	11,540	10,941	9,902
Commercial and industrial	27,072	26,389	24,105
Leases	2,054	2,108	2,171
Total commercial	$59,698	$58,050	$53,455

Consumer
Residential mortgage	$14,422	$14,287	$13,309
Revolving mortgage	2,007	1,909	1,951
Consumer auto	1,442	1,411	1,414
Consumer other	720	681	652
Total consumer	$18,591	$18,288	$17,326

SVB
Global fund banking	$25,553	$27,516	$—
Investor dependent - early stage	1,403	1,718	—
Investor dependent - growth stage	2,897	3,948	—
Innovation C&I and cash flow dependent	9,658	8,724	—
Private Bank	9,822	9,648	—
CRE	2,698	2,629	—
Other	2,982	2,681	—
Total SVB	$55,013	$56,864	$—
Total loans and leases	$133,302	$133,202	$70,781
Less: allowance for loan and lease losses	(1,747)	(1,673)	(922)
Total loans and leases, net of allowance for loan and lease losses	$131,555	$131,529	$69,859

Deposits by Type (end of period)	December 31, 2023	September 30, 2023	December 31, 2022
Demand	$39,799	$43,141	$24,922
Checking with interest	23,754	23,461	16,202
Money market	30,616	30,082	21,040
Savings	35,258	32,708	16,834
Time	16,427	16,841	10,410
Total deposits	$145,854	$146,233	$89,408

Dollars in millions
	Three Months Ended			Year Ended December 31,
Credit Quality and Allowance for Loan and Lease Losses	December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Nonaccrual loans at period end	$969	$899	$627
Ratio of nonaccrual loans to total loans at period end	0.73%	0.68%	0.89%

Charge-offs	$(201)	$(199)	$(39)	$(638)	$(146)
Recoveries	24	23	15	78	67
Net charge-offs	$(177)	$(176)	$(24)	$(560)	$(79)
Net charge-off ratio	0.53%	0.53%	0.14%	0.47%	0.12%

Allowance for loan and lease losses to loans ratio at period end	1.31%	1.26%	1.30%

Allowance for loan and lease losses at beginning of period	$1,673	$1,637	$882	$922	$178
Initial PCD ALLL	—	—	—	220	272
Day 2 provision for loan and lease losses	—	—	—	462	454
Provision for loan and lease losses	251	212	64	703	97
Net charge-offs	(177)	(176)	(24)	(560)	(79)
Allowance for loan and lease losses at end of period	$1,747	$1,673	$922	$1,747	$922

Dollars in millions	Three Months Ended
Average Balance Sheets, Yields and Rates	December 31, 2023			September 30, 2023			December 31, 2022
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$131,594	$2,391	7.21%	$131,653	$2,426	7.30%	$68,949	$892	5.14%
Investment securities	28,722	239	3.30	24,388	177	2.90	18,876	92	1.95
Securities purchased under agreements to resell	225	2	5.36	223	3	5.28	—	—	—
Interest-earning deposits at banks	35,712	485	5.39	37,456	504	5.34	6,193	56	3.60
Total interest-earning assets (2)	$196,253	$3,117	6.30%	$193,720	$3,110	6.37%	$94,018	$1,040	4.40%

Operating lease equipment, net	$8,715			$8,617			$8,049
Cash and due from banks	846			911			500
Allowance for loan and lease losses	(1,717)			(1,714)			(886)
All other noninterest-earning assets	10,515			10,460			8,093
Total assets	$214,612			$211,994			$109,774
Interest-bearing deposits
Checking with interest	$23,820	$128	2.14%	$24,600	$134	2.15%	$15,985	$13	0.31%
Money Market	30,178	211	2.77	29,684	179	2.40	21,200	60	1.13
Savings	34,166	362	4.20	30,185	303	3.99	16,030	69	1.71
Time deposits	16,553	164	3.94	16,489	153	3.68	9,317	34	1.45
Total interest-bearing deposits	104,717	865	3.28	100,958	769	3.02	62,532	176	1.12
Borrowings:
Securities sold under customer repurchase agreements	455	1	0.44	454	—	0.35	514	—	0.27
Short-term FHLB borrowings	—	—	—	—	—	—	2,080	20	3.77
Short-term borrowings	455	1	0.44	454	—	0.35	2,594	20	3.08
Federal Home Loan Bank borrowings	—	—	1.99	444	6	5.47	2,818	28	3.90
Senior unsecured borrowings	377	3	2.46	382	2	2.46	906	4	2.08
Subordinated debt	1,038	10	3.82	1,042	10	3.65	1,051	9	3.38
Other borrowings	35,845	327	3.65	35,831	333	3.71	25	1	6.57
Long-term borrowings	37,260	340	3.65	37,699	351	3.72	4,800	42	3.46
Total borrowings	37,715	341	3.61	38,153	351	3.68	7,394	62	3.32
Total interest-bearing liabilities	$142,432	$1,206	3.37%	$139,111	$1,120	3.20%	$69,926	$238	1.35%

Noninterest-bearing deposits	$41,599			$43,085			$26,510
Credit balances of factoring clients	1,275			1,209			1,174
Other noninterest-bearing liabilities	8,566			8,473			2,543
Stockholders' equity	20,740			20,116			9,621
Total liabilities and stockholders’ equity	$214,612			$211,994			$109,774

Net interest income		$1,911			$1,990			$802
Net interest spread (2)			2.93%			3.17%			3.05%
Net interest margin (2)			3.86%			4.07%			3.39%

(1) Loans and leases include non-PCD and PCD loans, nonaccrual loans, and loans held for sale. Interest income on loans and leases includes accretion income and loan fees.
(2) The balance and rate presented is calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Twelve Months Ended
Average Balance Sheets, Yields and Rates	December 31, 2023			December 31, 2022
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$117,708	$8,187	6.95%	$66,303	$2,953	4.45%
Investment securities	23,112	640	2.77	19,166	354	1.85
Securities purchased under agreements to resell	161	8	5.20	—	—	—
Interest-earning deposits at banks	29,790	1,556	5.22	7,726	106	1.38
Total interest-earning assets (2)	$170,771	$10,391	6.08%	$93,195	$3,413	3.66%

Operating lease equipment, net	$8,495			$7,982
Cash and due from banks	879			512
Allowance for loan and lease losses	(1,495)			(875)
All other noninterest-earning assets	15,631			8,101
Total assets	$194,281			$108,915
Interest-bearing deposits
Checking with interest	$22,296	$402	1.80%	$16,323	$29	0.18%
Money Market	27,567	618	2.24	23,949	125	0.52
Savings	26,121	963	3.69	14,392	117	0.81
Time deposits	14,946	514	3.44	8,934	64	0.72
Total interest-bearing deposits	90,930	2,497	2.75	63,598	335	0.53
Borrowings:
Securities sold under customer repurchase agreements	455	2	0.35	590	1	0.19
Short-term FHLB borrowings	108	5	4.79	824	28	3.35
Short-term borrowings	563	7	1.20	1,414	29	2.03
Federal Home Loan Bank borrowings	2,307	120	5.22	1,414	43	3.01
Senior unsecured borrowings	608	14	2.21	1,348	25	1.89
Subordinated debt	1,043	39	3.65	1,056	33	3.15
Other borrowings	27,322	1,002	3.67	64	2	3.22
Long-term borrowings	31,280	1,175	3.75	3,882	103	2.66
Total borrowings	31,843	1,182	3.71	5,296	132	2.49
Total interest-bearing liabilities	$122,773	$3,679	3.00%	$68,894	$467	0.68%

Noninterest-bearing deposits	$39,660			$26,318
Credit balances of factoring clients	1,166			1,153
Other noninterest-bearing liabilities	12,745			2,274
Stockholders' equity	17,937			10,276
Total liabilities and stockholders’ equity	$194,281			$108,915

Net interest income		$6,712			$2,946
Net interest spread (2)			3.08%			2.98%
Net interest margin (2)			3.92%			3.16%
(1) Loans and leases include non-PCD and PCD loans, nonaccrual loans, and loans held for sale. Interest income on loans and leases includes accretion income and loan fees.
(2) The balance and rate presented is calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations		December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Net income and EPS
Net income (GAAP)	a	$514	$752	$257	$11,466	$1,098
Preferred stock dividends		15	15	14	59	50
Net income available to common stockholders (GAAP)	b	499	737	243	11,407	1,048
Total notable items, after income tax	c	179	76	63	(8,859)	153
Adjusted net income (non-GAAP)	d = (a+c)	693	828	320	2,607	1,251
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$678	$813	$306	$2,548	$1,201
Weighted average common shares outstanding
Basic	f	14,528,447	14,528,310	14,590,387	14,527,902	15,531,924
Diluted	g	14,539,838	14,539,133	14,607,426	14,539,613	15,549,944
EPS (GAAP)
Basic	b/f	$34.36	$50.71	$16.69	$785.14	$67.47
Diluted	b/g	34.33	50.67	16.67	784.51	67.40
Adjusted EPS (non-GAAP)
Basic	e/f	$46.62	$55.96	$20.97	$175.37	$77.33
Diluted	e/g	46.58	55.92	20.94	175.22	77.24

Noninterest income and expense
Noninterest income	h	$543	$615	$429	$12,075	$2,136
Impact of notable items, before income tax		(88)	(147)	(139)	(10,381)	(995)
Adjusted noninterest income (non-GAAP)	i	$455	$468	$290	$1,694	$1,141

Noninterest expense	j	$1,492	$1,416	$760	$5,335	$3,075
Impact of notable items, before income tax		(357)	(284)	(170)	(1,189)	(770)
Adjusted noninterest expense (non-GAAP)	k	$1,135	$1,132	$590	$4,146	$2,305

Provision for credit losses
Provision for credit losses		$249	$192	$79	$1,375	$645
Less: day 2 provision for loan and lease losses and off-balance sheet exposure		—	—	—	716	513
Plus: benefit for credit losses on investment securities available for sale		—	3	—	—	—
Adjusted provision for credit losses (non-GAAP)		$249	$195	$79	$659	$132

PPNR
Net income (GAAP)	a	$514	$752	$257	$11,466	$1,098
Plus:
Provision for credit losses		249	192	79	1,375	645
Income tax expense		199	245	135	611	264
PPNR (non-GAAP)	l	$962	$1,189	$471	$13,452	$2,007
Impact of notable items (1)		269	137	31	(9,192)	(225)
Adjusted PPNR (non-GAAP)	m	$1,231	$1,326	$502	$4,260	$1,782

(1) Excludes the notable items for the provision for credit losses and income taxes as these items are excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
ROA
Net income (GAAP)	a	$514	$752	$257	$11,466	$1,098
Annualized net income	n = a annualized	2,041	2,983	1,019	11,466	1,098
Adjusted net income (non-GAAP)	d	693	828	320	2,607	1,251
Annualized adjusted net income	p = d annualized	2,748	3,286	1,269	2,607	1,251
Average assets	o	214,612	211,994	109,774	194,281	108,915
ROA	n/o	0.95%	1.41%	0.93%	5.90%	1.01%
Adjusted ROA (non-GAAP)	p/o	1.28	1.55	1.15	1.34	1.15

PPNR ROA
PPNR (non-GAAP)	l	$962	$1,189	$471	$13,452	$2,007
Annualized PPNR	q = l annualized	3,818	4,717	1,868	13,452	2,007
Adjusted PPNR (non-GAAP)	m	1,231	1,326	502	4,260	1,782
Annualized adjusted PPNR	r = m annualized	4,882	5,261	1,990	4,260	1,782
PPNR ROA	q/o	1.78%	2.23%	1.70%	6.92%	1.84%
Adjusted PPNR ROA (non-GAAP)	r/o	2.27	2.48	1.81	2.19	1.64

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$1,980	$2,923	$966	$11,407	$1,048
Annualized adjusted net income available to common stockholders	t = e annualized	$2,687	$3,225	$1,216	$2,548	$1,201
Average stockholders' equity (GAAP)		$20,740	$20,116	$9,621	$17,937	$10,276
Less: average preferred stock		881	881	881	881	878
Average common stockholders' equity (non-GAAP)	u	$19,859	$19,235	$8,740	$17,056	$9,398
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		322	338	143	298	157
Average tangible common equity (non-GAAP)	v	$19,191	$18,551	$8,251	$16,412	$8,895
ROE	s/u	9.97%	15.20%	11.05%	66.88%	11.15%
Adjusted ROE (non-GAAP)	t/u	13.53	16.77	13.89	14.94	12.78
ROTCE	s/v	10.32	15.76	11.70	69.50	11.78
Adjusted ROTCE (non-GAAP)	t/v	14.00	17.39	14.71	15.52	13.50

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$21,255	$20,389	$9,662
Less: preferred stock		881	881	881
Common equity (non-GAAP)	x	$20,374	$19,508	$8,781
Less: goodwill		346	346	346
Less: other intangible assets		312	329	140
Tangible common equity (non-GAAP)	y	$19,716	$18,833	$8,295
Total assets (GAAP)	z	213,758	213,765	109,298
Tangible assets (non-GAAP)	aa	213,100	213,090	108,812
Total equity to total assets	w/z	9.94%	9.54%	8.84%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.25	8.84	7.62

Note: Certain items above do not precisely recalculate as presented due to rounding.
Dollars in millions, except share and per share data
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2023	September 30, 2023	December 31, 2022	2023	2022
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	14,520,118	14,520,103	14,506,202
Book value per share	x/bb	$1,403.12	$1,343.52	$605.36
Tangible book value per share (non-GAAP)	y/bb	1,357.77	1,297.00	571.89

Efficiency ratio
Net interest income	cc	$1,911	$1,990	$802	$6,712	$2,946
Efficiency ratio (GAAP)	j / (h + cc)	60.80%	54.34%	61.74%	28.40%	60.50%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	48.00	46.04	54.08	49.33%	56.40%

Rental income on operating lease equipment
Rental income on operating lease equipment		$252	$248	$224	$971	$864
Less:
Depreciation on operating lease equipment		96	95	88	371	345
Maintenance and other operating lease expenses		59	51	47	222	189
Adjusted rental income on operating lease equipment (non-GAAP)		$97	$102	$89	$378	$330

Income tax expense
Income tax expense		$199	$245	$135	$611	$264
Impact of notable items		90	58	(32)	383	135
Adjusted income tax expense (non-GAAP)		$289	$303	$103	$994	$399

Note: Certain items above do not precisely recalculate as presented due to rounding.